Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies
Commitments and Contingencies

21.Commitments and Contingencies

(a)Commitments

The Group leases office space, staff quarters and certain equipment under non-cancelable operating lease agreements, which expire at various dates through December 2022. As of December 31, 2017, future minimum lease under non-cancelable operating lease agreements, capital commitments and other commitment related to content and services purchases were as follows (in thousands):

	Rental Commitments	Server Custody Fee Commitments	Capital Commitments	Office Machines and Other Commitments	Total
	RMB	RMB	RMB	RMB	RMB
2018	247,422	46,276	904,596	447,243	1,645,537
2019	131,175	15,022	49,945	272,249	468,391
2020	83,650	14,208	15,811	160,392	274,061
2021	72,446	11,069	—	189,137	272,652
Beyond 2021	48,403	—	—	16,487	64,890

	583,096	86,575	970,352	1,085,508	2,725,531

For the years ended December 31, 2015, 2016 and 2017, the Group incurred rental expenses in the amounts of approximately RMB139.4 million, RMB146.3 million and RMB231.9 million, respectively.

Additionally, under certain license agreements entered into during the period from 2008 to 2015 pursuant to which Blizzard licensed to Shanghai EaseNet the exclusive right to operate StarCraft II series, World of Warcraft, Heroes of the Storm, Hearthstone, Diablo III and Overwatch in the PRC, Shanghai EaseNet was required to pay license fees (excluding Hearthstone, Hero of the Storm and Diablo III for which no license fee was required to be paid), royalties and consultancy fees (except Hearthstone, Heroes of the Storm and Diablo III for which no consultancy fee was required to be paid) to Blizzard for the games. The license agreements also include minimum marketing expenditure commitments.

In September 2016, Shanghai EaseNet renewed its license and joint venture agreement with Blizzard, extending its collaboration with Blizzard in mainland China to January 2020. The renewed license and joint venture agreement includes licenses for Blizzard’s World of Warcraft, StarCraft II series, Diablo III, Hearthstone, Heroes of the Storm and Overwatch, as well as new content for these games during the agreement period. Under the new license agreements, Shanghai EaseNet is required to pay royalties and make a minimum marketing expenditure commitment for the games.

In accordance with the above-mentioned license agreements, the Group has incurred an overall commitment totaling approximately RMB7.4 billion (US$1.1 billion). As of December 31, 2017, the Group’s outstanding commitments under these license agreements totaled RMB2.9 billion which can be summarized as follows (in millions):

RMB
2018	1,015
2019	984
2020	945

Total	2,944

In addition, Shanghai EaseNet is also obligated to purchase or lease certain prescribed hardware and then make such prescribed hardware available to fulfill its obligations under the license agreements with Blizzard in the aggregate amount of up to approximately RMB94.3 million over the remaining term of licenses as of December 31, 2017. This amount represents the maximum expenditure Shanghai EaseNet would have to make for the prescribed hardware, but it may not be required to spend this amount in order to satisfy its obligations with respect to such hardware.

With respect to the above commitment table related to Blizzard licensed games, the Group has guaranteed the foregoing amounts if and to the extent Shanghai EaseNet has insufficient funds to make such payments. The Group will be entitled to reimbursement of any amounts paid for the marketing of the games and for hardware support to operate the games under the guarantee from any net profits subsequently generated by Shanghai EaseNet, after the deduction of, among other things, various fees and expenses payable to Blizzard, the Group and the joint venture with Blizzard which provides technical services to Shanghai EaseNet.

(b)Litigation

Overview

From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. Based on currently available information, management does not believe that the ultimate outcome of these unresolved matters, individually and in the aggregate, is reasonably possible to have a material adverse effect on the Group’s financial position, results of operations or cash flows. However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. Were an unfavorable outcome to occur, there exists the possibility of a material adverse impact on the Group’s financial position, results of operations or cash flows for the period in which the unfavorable outcome occurs, and potentially in future periods.

Litigation

In April 2018, PUBG Corporation and PUBG Santa Monica, Inc. filed suit against defendants NetEase, Inc., NetEase Information Technology Corp. and NetEase (Hong Kong) Limited in the U.S. District Court for the Northern District of California. The complaint generally alleges that two of the Company’s mobile games, Rules of Survival and Knives Out, infringe the plaintiffs’ copyrights and trademarks and that the Company have engaged in unfair business competition under California law. For relief, the plaintiffs request unspecified compensatory and statutory damages and an injunction requiring the Company to remove each version of allegedly infringing games. The Company intends to defend the action vigorously and respond in due course.